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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 02549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 12, 2001
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                           PHONETEL TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)



Ohio                                     0-16715                       34-146219
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(State or Other Jurisdiction           (Commission                 (IRS Employer
of Incorporation)                      File Number)       Identification Number)


North Point Tower, 7th Floor, 1001 Lakeside Avenue, Cleveland, Ohio   44114-1195
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(Address of Principal Executive Offices)                              (Zip Code)



Registrant's Telephone Number, including area code            (216) 241-2555
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ITEM 5.      OTHER EVENTS

             (a) The Registrant entered into a Letter of Intent, dated June 12, 2001, which is attached hereto as Exhibit 2.1, with Davel Communications, Inc. ("Davel") reflecting the parties' intent enter into a business combination by the merger of a wholly owned subsidiary of Davel with and into the Registrant pursuant to a definitive merger agreement to be entered into between the parties, with the registrant surviving as a wholly owned subsidiary of Davel. In connection with the Letter of Intent, the Registrant and Davel entered into a Servicing Agreement, dated June 12, 2001, which is attached hereto as
Exhibit 99.1.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

             (c)    Exhibits.

             (2.1) Letter of Intent, between the Registrant and Davel Communications, Inc., dated June 12, 2001

             (99.1) Servicing Agreement, between the Registrant and Davel
                    Communications, Inc., dated June 12, 2001

             (99.2) Joint Press Release of the Registrant and Davel
                    Communications, Inc., dated June 13, 2001


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   PHONETEL TECHNOLOGIES, INC.



Dated: June 18, 2001                               By:  /s/  Richard P. Kebert
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                                                       Richard P. Kebert
                                                       Chief Financial Officer


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                                  Exhibit Index
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      2.1   Letter of Intent, between the Registrant and Davel Communications,
            Inc., dated June 12, 2001

      99.1  Servicing Agreement, between the Registrant and Davel
            Communications, Inc., dated June 12, 2001

      99.2 Joint Press Release of the Registrant and Davel Communications, Inc., dated June 13, 2001